Exhibit 3.1

Filed in the office of the Secretary of State of the STATE OF NEVADA

October 22, 1991

ARTICLES OF INCORPORATION

OF

WARD’S FUTURA ATOMOTIVE, LTD

KNOW ALL MEN BY THESE PRESENTS:

We, the undersigned, natural persons of the age of 21 year, or more, acting as incorporators of a corporation under the Nevada Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

ARTICLE I - NAME

The name of the Corporation shall be WARD'S FUTURA ATOMOTIVE, LTD.

ARTICLE II - DURATION

The period of its duration shall be perpetual unless dissolved or terminated according to law.

ARTICLE III – CORPORATE PURPOSES

The general purposes and objects for which the corporation is organized are to engage primarily in any type of manufacturing of automobiles, and/or marketing of automobiles or, automotive related products both retail and wholesale. Realstate unimproved or improved, land development, and/or investment in real property or real estate related endeavors. To engage in any business, investment or other pursuit or activity, whether retail or wholesale, whether commercial or industrial; and to perform any and all other lawful acts or purposes as are or may be granted to corporate entitles under the laws of the State of Nevada and by any other state or foreign country. The corporation may conduct its business anywhere within the States of the United States of America or in any foreign country, without in any way limiting the foregoing powers. It is hereby provided that the corporation shall have the power to do any and all acts and things that may be reasonably necessary or appropriate to accomplish any of the foregoing purposes for which the corporation is formed.

ARTICLE IV - SHARES OF STOCK

The aggregate number of shares which the corporation shall have authority to issue is 50,000,000 shares of common stock at par value of $0.001 per share, or a total capitalization of $50,000.00.

There shall be no cumulative voting, and all pre-emptive rights are denied. Each share shall entitle the holder thereof to one vote at all meetings of the stockholders.

Stockholders shall not be liable to the corporation or its creditors for any debts or obligations of the corporation.

ARTICLE V - STOCK RESTRICTIONS

All shares of stock in the company are assignable and any stockholder may sell, assign and transfer his shares, and certificates of stock at pleasure except that no such transfer, sale or assignment shall be valid unless and until it shall have been entered upon the books of the company and the old certificate or certificates shall have been surrendered for cancellation to the Secretary and a new certificate or certificates issued in lieu of the same.

ARTICLE VI COMMENCING BUSINESS

The corporation will not commence business until consideration of the value of at least One Thousand Dollars (1,000.00) has been received for the issuance of shares.

ARTICLE VII - REGISTERED AGENT AND OFFICE

The name and post office address of its initial registered agent is Donald C. Bradley. 5312 Ithaca, Las Vegas, NV, 89122

ARTICLE VIII - DIRECTORS

That the number of directors of this corporation, their qualifications, terms of office and the time and manner of their election, removal and resignation shall be as follows:

The number of directors shall not be less than two (2) nor more than seven (9), the exact number within such limits to be determined in the manner prescribed by the by-laws.

Directors shall be elected at the annual meeting of the stockholders of this corporation and shall serve for one (1) year and until their successors shall have been duly elected and qualified.

A majority of the entire number of directors, but not less than (2), shall be necessary to form a quorum of the board of directors, authorized to transact the business and exercise the corporate powers of the corporation.

Such officers shall consist of:

(a)          President;

(b)          One or more Vice Presidents as shall be provided by the by-laws or the board of directors;

(c)          A Secretary: and,

(d)          A Treasurer - may be held by officers who concurrently hold another office.

Such officers shall be elected annually by the board of directors and shall serve for one (1) year and until their successors shall have been duly elected and qualified.

Any officer may be removed by vote of a majority of the board of directors or in such other manner as may be prescribed in the by-laws.

ARTICLE IX

That the following named person, parties hereto, the directors and officers of this corporation from the date hereof and until their successors shall have been elected and qualified:

PRESIDENT & DIRECTOR:	DONALD C. BRADLEY
5312 ITHACA
LAS VEGAS, NV 09122

VICE PRESIDENT & DIRECTOR:

SECRETARY/TREASURER & DIRECTOR:	SHIRLENE BRADLEY
5312 ITHACA
LAS VEGAS, NV 89122

ARTICLE X - SHAREHOLDER LIABILITY

That the private property of the stockholders of this corporation shall not be liable for the debts or obligations of the corporation.

ARTICLE XI - INCORPORATORS

The name and address of each incorporator is:

DONALD C. BRADLEY

5312 ITHACA

LAS VEGAS, NV 89122

SHIRLENE BRADLEY

5312 ITHACA

LAS VEGAS, NV 89122

ARTICLE XII - 1244 STOCK

Shares of stock of this corporation authorized and issued pursuant to these Articles of Incorporation within two (2) years from the date of incorporation are, for the purpose of the Internal Revenue Code, authorized and issued in. compliance with and as prescribed by Section 1244 of the Internal Revenue Code of 1954, as amended shall be known as "Section 1244 Stock".

ARTICLE XIII – DIRECTORS’ OF OFFICERS’ CONTRACTS

No contract or other transaction between this corporation and one or more of its directors or any other corporation. firm, association or entity in which one or more of its directors are directors or officers are financially interested shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the board of directors or a committee thereof, which authorizes, approves or ratifies such contracts or transaction, or, because his or their votes are counted for such purpose, if: (a) the fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director: or (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent: or, (c) the contract or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or committee thereof which authorizes, approves or ratifies such contract or transaction.

INCORPORATORS

STATE OF NEVADA	)
)
COUNTY OF CLARK	)

On October 21, 1991, personally appeared before me, Donald C. Bradley and Shirlene Bradley, who being duly sworn by me first, declared that he had read the foregoing Articles of Incorporation, that he had signed the foregoing document as an incorporator and that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this day of October, 1991

/s/ Donald C. Bradley
Donald C. Bradley

/s/ Shirlene Bradley
Shirlene Bradley

/s/ O Chase
NOTARY PUBLIC

My Commission Expires:

2-4-95

I, Donald C. Bradley acting as registered Agent, in the State of Nevada and living in Clark County, Nevada, do hereby accept the full legal responsibility as Agent for the corporation registered under the name of Ward’s Futura Atomotive, LTD. who’s address is, 5312 Ithaca, Las Vegas, NV 89122.

/s/ Donald C. Bradley
Donald C. Bradley

STATE OF NEVADA	)
)
COUNTY OF CLARK	)

SUBSCRIBED AND SWORN to before me This 21st day of October, 1991.

/s/ O Chase
NOTARY PUBLIC
Residing in Las Vegas, Nevada

My Commission Expires: 2-4-95

Filed in the office of the Secretary of State of the STATE OF NEVADA

December 20, 1995

ARTICLES OF AMENDMENT

OF

PERFECT FUTURE, LTD.

The Articles of Amendment to the original Articles of Incorporation of WARD'S FUTURA AUTOMOTIVE, LTD. a Nevada corporation are set up as follows:

A. ARTICLE I -

The name of the corporation (hereinafter called the corporation) is PERFECT FUTURE, LTD.

AMENDMENT - ARTICLE I -

The name of the corporation is amended to: PERFECT FUTURE, LTD.

B. Article IV

The total amount of authorized shares is 50,000,000 having par value of .001.

AMENDMENT - ARTICLE IV

The total amount of authorized shares is 50,000,000 of common shares at a par of .001.

As of the date of the Special Meeting of Shareholders the Company had issued and outstanding TWO MILLION (2,000,000) shares of COMMON .001 par value stock, held by 30 shareholders all of which were entitled to vote on the proposed amendment.

AMENDMENT

TO

ARTICLE VI PERFECT FUTURE, LTD.

At the Special Stockholders Meeting held December 5, 1995, TWO MILLION SHARES voted in favor of the amendment and none (0) voted against the amendment.

Dated this 5th day of December 1995

/s/ Donald C. Bradley	President
Donald C. Bradley

/s/ Shaun Hadley	Secretary
Shaun Hadley

STATE OF NEVADA

COUNTY OF CLARK

On December 5th, 1995 Donald C. Bradley, personally appeared before me a notary public, acknowledges that Donald C Bradley executed the above instrument.

Signature of Notary	/s/ Kristina A. Heffner

STATE OF NEVADA

SECRETARY OF STATE

CERTIFICATE OF REINSTATEMENT

I, DEAN HELLER, the duly elected Secretary of State of the State of Nevada, do hereby certify that WARD’S FUTURA AUTOMOTIVE, LTD. a corporation formed under the laws of the State of NEVADA having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes, as amended, for the years and in the amounts as follows:

1992-93 LIST OF OFFICERS AND PENALTY	$100.00

1993-94 LIST OF OFFICER AND PENALTY	$100.00

1994-95 LIST OF OFFICER AND PENALTY	$100.00

1995-96 LIST OF OFFICER AND PENALTY	$100.00

REINSTATEMENT FEE	$50.00

And otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, this 20th day of December, A.D., 1995.

/s/ Dean Heller
Secretary of State

Deputy

Filed in the office of the Secretary of State of the STATE OF NEVADA

May 20, 1997

CERTIFICATE OF AMENDMENT OF ARTICLE OF INCORPORATION

(AFTER ISSUANCE OF STOCK)

Perfect Future, Ltd.
Name of Corporation

We the undersigned Donald Bradley                                                                                                   and

President or Vice President

Shaun Hadley	of	Perfect Future, Ltd.
Secretary or Assistant Secretary		Name of Corporation

do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 22nd day of April 1997, adopted a resolution to amend the original articles as follows:

Article IV is hereby amended to read as follows:

The corporation is authorized to have two classes of stock:(1) Common ; (2) non-voting preferred. The total amount of authorized shares is 50,000,000 common and 5,000,000 preferred, each class of which shall have a par value of $0.001.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 900,000, that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Donald Bradley
President or Vice President

/s/ Shaun Hadley
Secretary or Assistant Secretary

State of Nevada

ss.

County of Clark

On April 29, 1997                      , personally appeared before me, a Notary Public, /s/ Donald C. Bradley & Shaun Hadley

(Names of persons appearing and signing document)

Who acknowledged that they executed the above instrument.

/s/ Claudia Hill
Signature of Notary

Filed in the office of the

Secretary of State of the

STATE OF NEVADA

December 22, 1997

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(AFTER ISSUANCE OF STOCK)

Perfect Future, LTD.
Name of Corporation

We the undersigned	Spencer Bradley Vice President	and
Name of Corporation

Shaun Hadley	of	Perfect Future, Ltd.
Secretary or Assistant Secretary		Name of Corporation

do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 15th day of December, 1997, adopted a resolution to amend the original articles as follows:

Article IV is hereby amended to read as follows:

The corporation is authorized to do a FORWARD SPLIT of the issued and outstanding shares of two and one half for one. Making the total issued and outstanding 2,250,000 two million two hundred and fifty thousand.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 2,250,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Spencer Bradley
President or Vice President

/s/ Shaun Hadley
Secretary or Assistant Secretary

State of Nevada

ss.

County of Clark

On 12/22/97                                            , personally appeared before me, a Notary Public, /s/ Spencer Bradley & Shaun Hadley

(Names of persons appearing and signing document)

who acknowledged that they executed the above instrument.

/s/ Todd Fredlund
Signature of Notary

Filed in the office of the
Secretary of State of the
STATE OF NEVADA

June 16, 1998

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After Issuance of Stock)

PERFECT FUTURE LTD.

(Name of Corporation)

We the undersigned Mark E. Bruk, President and Robert Harris, Secretary of Perfect Future Ltd.

do hereby certify:

That the Board of Directors of said Corporation at a meeting duly convened, held on the 11th day of June, 1998, adopted a resolution to amend the original articles as follows:

Article I

The name of the corporation (hereinafter called the Corporation) is PERFECT FUTURE, LTD.

Article I is hereby amended to read as follows:

The name of the corporation (hereinafter called the Corporation) is amended to: EDUVERSE Accelerated Learning Systems, Inc.

The number of shares of the Corporation issued and outstanding and entitled to vote on an amendment to the Articles of Incorporation is ELEVEN MILLION TWO HUNDRED AND FIFTY THOUSAND (11,250,000) common $0.001 par value stock, that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Mark Bruk
President

/s/ Robert Harris
Secretary

Province of British Columbia
County of Vancouver

On June 15, 1998, personally appeared before me, a Notary Public, Mark E. Bruk, who acknowledged that he executed the above instrument.

/s/ Kesho Ram Ditta
Signature of Notary

Filed in the office of the
Secretary of State of the
STATE OF NEVADA

May 19, 1999

Certificate of Amendment to Articles of Incorporation

For Profit Nevada Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

- Remit in Duplicate –

1.	Name of corporation: EDUVERSE Accelerated Learning Systems, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article I

The name of the corporation (hereinafter called the Corporation) is: EDUVERSE ACCELERATED LEARNING SYSTEMS, INC.

Article I is hereby amended to read as follows:

The name of the corporation (hereinafter called the Corporation) is amended to: EDUVERSE.COM

3.            The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 7,571,134 (59.9%) of the 12,647,452 entitled to vote*:

4.           Signatures:

/s/ Mark Bruk	/s/ Robert Harris
President or Vice President	Secretary or Asst. Secretary
(acknowledgement required)	(acknowledgement not required)

State of British Columbia
County of Vancouver

This instrument was acknowledged before me on
May 18 , 1999, by
/s/ Mark Bruk (Name of Person)
as President
as designated to sign this certificate
of Amendment to Articles
(name on behalf of whom instrument was executed)

/s/ Anthony K. Wooster
Notary-Public Signature

 * If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Filed in the office of

Dean Heller,

SECRETARY OF STATE

June 10, 2001

Certificate of Amendment to Articles of Incorporation

For Profit Nevada Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

Remit in duplicate

1.	Name of corporation:	Eduverse.com.

2.	The articles have been amended as follows (provide article numbers, if available):

See attached “Attachment A” Amendment to Articles of Incorporation of Eduverse.com” for Amendment of Article V.

3.            The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 28,831,846 .*

Against 13,404.

4.            Signatures (required):

/s/ Grant Atkins	and	/s/ Grant Atkins
President or Vice President		Secretary or Asst. Secretary

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

ATTACHMENT A

AMENDMENT TO

ARTICLES OF INCORPORATION

OF

EDUVERSE.COM

Pursuant to the provisions of sections 78.385 and 78.390 of the Nevada Revised Statutes, the undersigned corporation adopts the following articles of amendment to Article V of its Articles of Incorporation.

“The aggregate number of shares which the corporation shall have authority to issue is 50,000,000 shares of common stock at par value of $0.001 per share and 5,000,000 shares of preferred stock at par value of $0.001 per share.

Common Stock. There shall be no cumulative voting, and all pre-emptive rights are denied. Each share of common stock shall entitle the holder thereof to one vote at all meetings of the stockholders. Stockholders shall not be liable to the corporation or its creditors for any debts or obligation of the corporation.

Simultaneously with the effective date of this amendment (the “Effective Date”), each share of the Company’s Common Stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into any fraction thereof, into 1/50 of a share of the Company’s outstanding Common Stock, $0.001 par value (the “New Common Stock”), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the Shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates” whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company’s Transfer Agent for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof.

From and after the Effective Date. Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to votes, or to any rights of a shareholder of the Company. Any fraction of a share of new Common Stock to which the holder would otherwise be entitled will be adjusted upward to the amount whole share. If more than one Old Certificate shall be surrendered at one time for the amount of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company’s Transfer Agent determines that a holder of Old Certificates has not rendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

Preferred Stock. The board of directors of the corporation is authorized to divide the preferred stock into as many series as the board of directors from time to time may determine, and to issue the preferred stock in such series. The board of directors shall determine the number of shares comprising each series, which number may, unless otherwise provided by the board of directors in creating such series, be increased or decreased from time to time by action of the board of directors. Each series shall be so designated, as to distinguish the shares thereof, from the shares of all other series. The board of directors shall have the authority to fix and determine the following relative rights and preferences as of the shares of any such series of preferred stock (i) the rate of dividend, if any, (ii) whether shares can be redeemed, and if so, the redemption price and the terms and conditions of the redemption, (iii) the amount payable upon shares in the event of voluntary or involuntary liquidation, (iv) sinking fund provision, if any, for redemption or purchase of shares, (v) the terms and conditions, if any, under which shares may be converted to common stock, and (vi) the voting powers, if any.”

IN WITNESS WHEREOF, Eduverse.com has caused these presents to be signed in its name on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed and attested by Grant Atkins, its Secretary, on the 4th day of June, 2001, and its President acknowledges that these Articles of Amendment are the act and deed of Eduverse.com and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

EDUVERSE.COM

By:	/s/ Grant Atkins
Grant Atkins, President

By:	/s/ Grant Atkins
Grant Atkins, Secretary

Before me, _/s/ Stephanie Ebert____________, a Notary Public in and for the State of Washington, personally appeared Grant Atkins who acknowledged before me that he was the President of Eduverse.com, a Nevada corporation, on this day, and that he signed the foregoing Articles of Amendment as his free and voluntary act and dated for the uses and purposes therein set forth, and that the facts contained therein are true.

In witness whereof I have hereunto set my hand and seal this 4 day of June, 2001.

My commission expires 9 09 03	/s/ Stephanie Ebert
Notary Public

Filed in the office of

Dean Heller,

SECRETARY OF STATE

July 9, 2002

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.380 – Before Issuance of Stock)

-Remit in Duplicate-

1.	Name of corporation:	Eduverse.com

2.	The articles have been amended as follows (provide article numbers, if available):

Further Resolved that an amendment to the Articles of Incorporation of the
Company to effectuate a change in name of the Company to “Genemax Corp.”
be and hereby is approved, and that such amendment to the Articles of
Incorporation be filed with the Nevada Secretary of State.

3.            The undersigned declare that they constitute at least two-thirds of the incorporators (check) ___, or of the board of directors (check) xx.

4.            The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

5.            Signatures:

/s/ Grant Atkins
Signature: Grant Atkins, President	Signature

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20070220121-87 Filing Date and Time 03/29/2007 3:40 PM

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporation

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation:
GENEMAX CORP.

2.	The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby amended to read as follows:

“The corporation is authorized to have two classes of stock: (i) common and (ii) non-voting preferred. The total amount of authorized shares is 200,000,000 common and 5,000,000 preferred, each class of which shall have a par value of $0.001.”

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 75.5%.

4.	Effective date of filing (optional):

5.	Officer Signature (Required): X /s/ Denis Corin

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the alternative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 00001403880-94 Filing Date and Time 06/21/2007 11:45 AM

ARTICLES OF MERGER

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1.          Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2 x 11” blank sheet containing the required information for each additional entity.

TAPIMMUNE INC.
Name of merging entity
NEVADA	CORPORATION
Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type*

and,
GENEMAX CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type*

2.            Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3.            (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.208).

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4.            Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity). (If there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity):

(a)          Owner’s approval was not required from

TAPIMMUNE INC.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

GENEMAX CORP.

Name of surviving entity, if applicable

(b)          The plan was approved by the required consent of the owners of*

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

(c)           Approval of plan of merger for Nevada non-profit corporation (NRS 92A.150):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

* Unless otherwise provided in the certificate of trust or governing Instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

5.            Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200):*

Article I of the articles of the surviving entity is hereby amended to read as follows:

“I. The name of the Corporation (hereinafter the Corporation) is TAPIMMUNE INC.”

6.            Location of Plan of Merger (check a or b):

☐ (a) the entire plan of merger is attached;

or,

☒ (b) the entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7.            Effective date (optional)**: 6/28/07

8.            Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (If there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity.):

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

TAPIMMUNE INC.
Name of merging entity

X /s/ Denis Corin	President, Secretary & Treasurer
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

Signature	Title	Date

GENEMAX CORP.
Name of surviving entity

X /s/ Denis Corin	President & Chief Exec. Officer
Signature	Title	Date June 13, 2007

PLAN OF MERGER

THIS PLAN OF MERGER (the “Plan of Merger”), which has been adopted by the Board of Directors of GeneMax Corp., a Nevada corporation (the “Company”), as of the 13th day of June, 2007, with respect to the merger of TapImmune, Inc. (“SubCo”), a Nevada corporation that is a wholly-owned subsidiary of the Company, with and into the Company, is executed on behalf of the Company as evidenced by the signature of the Company’s President and Chief Executive Officer as set forth at the end of this Plan of Merger.

PRELIMINARY STATEMENTS

The Board of Directors of the Company deems it desirable and in the best interests of its shareholders that SubCo be merged with and into the Company (the “Merger”) on the terms and conditions of this Plan of Merger.

The Board of Directors of the Company, by resolutions duly adopted, has approved and adopted this Plan of Merger as of the day first written above.

It is intended that the Merger be completed pursuant to the provisions of Section 92A.180 of the Nevada Revised Statutes: Chapter 92A, as amended, (the “Act”).

Pursuant to the provisions of Section 92A.180(1) of the Act, shareholder approval is not required by the shareholders of the Company or SubCo in order to effectuate the Merger.

STATEMENT OF TERMS

SECTION 1

THE MERGER

1.1         The Merger. SubCo will be merged with and into the Company in accordance with this Plan of Merger and the applicable provisions of the Act and the Articles of Merger substantially in the form of Exhibit A attached to this Plan of Merger (the “Articles of Merger”). Following the Merger, the Company will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of SubCo will cease, except insofar as it may be continued by the Act.

1.2         Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) set forth in the Articles of Merger to be filed with the Secretary of State of the State of Nevada, which filing is to be completed as soon as practicable following the adoption of this Plan of Merger by the Board of Directors of the Company.

1.3         Effect of the Merger. The Merger will have the effects set forth in Section 92A.250 of the Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of SubCo and the Company will vest in Surviving Corporation without further act or deed, and all debts, liabilities and duties of SubCo and the Company will become the debts, liabilities and duties of the Surviving Corporation.

1.4         Articles of Incorporation: Bylaws.

(a)         The articles of incorporation of the Company in effect immediately prior to the Effective Time will continue unchanged and will be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law, except that at the Effective Time, Article I of the articles of incorporation of the Surviving Corporation shall be amended to read: “The name of the Corporation (hereinafter the Corporation) is TAPIMMUNE INC.”

(b)         The by-laws of the Company in effect immediately prior to the Effective Time will continue unchanged and will be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law, except that any and all references to “GeneMax Corp.” shall be deemed to be references to “TapImmune Inc.”

1.5         Directors and Officers. The directors and officers of the Company immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation after the Effective Time and shall hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of the Surviving Corporation.

1.6         Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Plan of Merger or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either SubCo or the Company, the officers and directors, or the former officers and directors, as the case may be, of SubCo, the Company and the Surviving Corporation will take all such necessary action.

SECTION 2

SUBCO AND COMPANY STOCK

2.1         Conversion of the SubCo Common Stock. The one (1) outstanding share of SubCo common stock, par value $0.001 per share (“SubCo Common Stock”) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of common stock of the Company (“Company Common Stock”) on a post-reverse stock split basis (the Company is planning a reverse stock split on a two and one-half (2 ½) old shares for one (1) new share basis to occur at or around the Effective Time).

2.2         Company Common Stock. The terms and conditions of the Company’s Common Stock shall remain unchanged as a result of the Merger.

SECTION 3

MISCELLANEOUS PROVISIONS

3.1          Governing Law. This Plan of Merger will be governed by and construed in accordance with the laws of the State of Nevada.

3.2         Fax Exception. This Plan of Merger may be executed by delivery of an executed signature page by fax and such fax execution will be effective for all purposes.

3.3         Exhibit. The Exhibit A attached to this Plan of Merger if incorporated herein as an integral part of this Plan of Merger.

IN WITNESS WHEREOF, this Plan of Merger, having first been duly approved by the board of directors of the Company, is hereby executed on behalf of the Company.

GENEMAX CORP.

A Nevada Corporation

/s/ Denis Corin
Denis Corin, President and Chief Executive Officer

EXHIBIT A

ARTICLES OF MERGER

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1.         Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2 x 11” blank sheet containing the required information for each additional entity.

TAPIMMUNE INC.
Name of merging entity
NEVADA	CORPORATION
Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type*

Name of Merging entity

Jurisdiction	Entity type[4]

and, GENEMAX CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type*

2.         Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

            Attn:

            c/o:

3.         (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.208).

4 Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4.           Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity). (If there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

TAPIMMUNE INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

GENEMAX CORP.
Name of surviving entity, if applicable

(b)	The plan was approved by the required consent of the owners of5

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.150):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

5 Unless otherwise provided in the certificate of trust or governing Instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

5.            Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200):6

Article I of the articles of the surviving entity is hereby amended to read as follows:

“I. The name of the Corporation (hereinafter the Corporation) is TAPIMMUNE INC.”

6.           Location of Plan of Merger (check a or b):

☐ (a) the entire plan of merger is attached;

or,

☒ (b) the entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7.           Effective date (optional)**: 6/28/07

8.           Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (If there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity.):

6 Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

TAPIMMUNE INC. Name of merging entity

X	President, Secretary & Treasurer
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

Signature	Title	Date

GENEMAX CORP.
Name of surviving entity

X	President & Chief Exec. Officer
Signature	Title	Date

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20070429826-20 Filing Date and Time 06/21/2007 11:45 AM

Certificate of Change filed Pursuant to NRS 78.209

For Nevada Profit Corporations

1.	Name of corporation:

GENEMAX CORP.

2.	The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any require approval of the stockholders.

3.	The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

1.	200,000,000 authorized shares of common stock, par value $0.001 per share; and
2.	5,000,000 authorized shares of preferred stock, par value $0.001 per share.

4.	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

1.	80,000,000 authorized shares of common stock, par value $0.001 per share; and
2.	5,000,000 authorized shares of preferred stock, par value $0.001 per share

5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

23,122,682 shares of common stock shall be issued in exchange for 57,806,706 shares of common stock

6.	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares effected thereby:

See Attachment A to this Certificate of Change

7.	Effective date of filing (optional):	6/28/07
(must not be later than 90 days after the certificate if filed)

8.	Officer Signature:	X /s/ Denis Corin	President & CEO
Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20090099715-12 Filing Date and Time 02/03/2009 4:34 PM

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation:

TAPIMMUNE INC.

2.	The articles have been amended as follows: (provide article numbers, if available)

3.	The number of authorized shares with a par value of $0.001 per share is 500,000,000 common shares and 5,000,000 preferred shares.

3:	The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.33%.

4.	Effective date of filing: (optional)
(must not be later than 90 days after the certificate if filed)

5.	Signature: (required)

X /s/ Denis Corin
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20090531049-23 Filing Date and Time 07/07/2009 10:45 AM

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation:

TapImmune Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

3.	The number of authorized shares with a par value of $0.001 per share is 50,000,000 common shares and 5,000,000 preferred shares.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Not applicable per NRS 78.207

4.	Effective date of filing: (optional)	7/10/09
(must not be later than 90 days after the certificate if filed)

5.	Signature: (required)

X /s/ Denis Corin
Signature of Officer Denis Corin, President & CEO

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20090531051-66 Filing Date and Time 07/07/2009 10:45 AM

Certificate of Change filed Pursuant to NRS 78.209

For Nevada Profit Corporations

1.	Name of corporation.

TapImmune Inc.

2.	The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change.

500,000,000 common shares, par value $0.001, and 5,000,000 preferred shares, par value $0.001.

4.	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

50,000,000 common shares, par value $0.001, and 5,000,000 preferred shares, par value $0.001.

5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

This certificate is to enact a reverse stock split whereby every 10 common shares currently outstanding shall be exchanged for one common share. The preferred shares shall not be affected by this certificate.

6.	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional common share that would exist as a result of the reverse stock split shall be rounded up to the nearest whole share.

7	Effective date of filing: (optional)	July 10, 2009
(must not be later than 90 days after the certificate if filed)

8.	Signature: (required)

X /s/ Denis Corin	Title: President & CEO
Signature of Officer

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20100108961-38 Filing Date and Time 02/22/2010 12:15 PM

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation:

TapImmune Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

3:	The number of authorized shares with a par value of $0.001 per share is 150,000,000 common shares and 5,000,000 preferred shares.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 55.6%.

4.	Effective date of filing: (optional)	2/22/10
(must not be later than 90 days after the certificate if filed)

5.	Signature: (required)

X /s/ Denis Corin
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20140007739-73 Filing Date and Time 01/06/2014 1:55 PM

Certificate of Designation For

Nevada Profit Corporations

(Pursuant to NRS 78.1955)

1.	Name of corporation:

TapImmune Inc.

2.	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Please see the attached Certificate of Designation for the Series A Convertible Preferred Stock.

3.	Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

4.	Signature: (required)

X /s/ Glynn Wilson
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

CERTIFICATE OF DESIGNATION

OF

TapImmune Inc.

Pursuant to Section 78.1955 of the

Nevada Revised Statutes

_____________________________________

SERIES A CONVERTIBLE PREFERRED STOCK

On behalf of TapImmune Inc., a Nevada corporation (the “Corporation”), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Corporation (the “Board”):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the “Articles of Incorporation”), there hereby is created, out of the five million (5,000,000) shares of preferred stock, par value $0.001 per share, of the Corporation authorized by Article III of the Articles of Incorporation (“Preferred Stock”), a series of Series A Convertible Preferred Stock, consisting of one million, two hundred and fifty thousand (1,250,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

The specific powers, preferences, rights and limitations of the Series A Convertible Preferred Stock are as follows:

1.            Designation; Rank. This series of Preferred Stock shall be designated and known as "Series A Convertible Preferred Stock." The number of shares constituting the Series A Convertible Preferred Stock shall be one million, two hundred and fifty thousand (1,250,000) shares. Except as otherwise provided herein, the Series A Convertible Preferred Stock shall, with respect to rights on liquidation, winding up and dissolution, rank pari passu to the common stock, par value $0.001 per share (the "Common Stock").

2.            Dividends. The holders of shares of Series A Convertible Preferred Stock have no dividend rights except as may be declared by the Board in its sole and absolute discretion, out of funds legally available for that purpose.

3.            Liquidation Preference.

(a)          In the event of any dissolution, liquidation or winding up of the Corporation (a "Liquidation"), whether voluntary or involuntary, the Holders of Series A Convertible Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on a five (5) to one basis per share with the holders of the Common Stock.

(b)          A sale of all or substantially all of the Corporation's assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation (a "Change in Control Event"), shall not be deemed to be a Liquidation for purposes of this Designation.

4.            Voting. The holders of Series A Convertible Preferred Stock shall have the right to cast one thousand (1,000) votes for each share held of record on all matters submitted to a vote of holders of the Corporation's common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series A Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stock holders of the Corporation except to the extent that voting as a separate class or series is required by law.

5.            Conversion of Series A Convertible Preferred Stock.

(a)          Automatic conversion. Upon the occurrence of a reverse stock split of the Corporation's common stock in which every 100 shares of the Corporation's common stock outstanding at the time that this certificate of designation was filed with the Secretary of State of Nevada is exchanged for one share of the Corporation's common stock, each share of Series A Convertible Preferred Stock shall automatically convert into five (5) shares of the Corporation's common stock (such number to be after the aforementioned 100:1 reverse stock split), subject to adjustment as provided in this Section.

(b)          No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Convertible Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Corporation shall issue a number of shares to such Holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any Holder of Series A Convertible Preferred Stock by the Corporation upon conversion of Series A Preferred Convertible Stock by such Holder.

(c)          Stock Dividends, Splits, Combinations and Reclassifications. If the Corporation shall (i) declare a dividend or other distribution payable in securities, (ii) split its outstanding shares of Common Stock into a larger number, (iii) combine its outstanding shares of Common Stock into a smaller number (other than the 100:1 reverse stock split referred to in Section 5(a)), or (iv) increase or decrease the number of shares of its capital stock in a reclassification of the Common Stock including any such reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the continuing entity (any such corporate event, an "Event"), then in each instance the Conversion Rate shall be adjusted such that the number of shares issued upon conversion of one share of Series A Convertible Preferred Stock will equal the number of shares of Common Stock that would otherwise be issued but for such Event.

(d)         Issue Taxes. The converting Holder shall pay any and all issue and other non-income taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Convertible Preferred Stock.

IN WITNESS WHEREOF the undersigned has signed this Designation this December 24, 2013.

TapImmune Inc.

/s/ Glynn Wilson
Glynn Wilson
Chief Executive Officer and Director

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20140117253-36 Filing Date and Time 02/18/2014 2:33 PM

Certificate of Change filed Pursuant to NRS 78.209

For Nevada Profit Corporations

1.	Name of corporation:

TapImmune Inc.

2.	The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

150,000,000 common shares, par value $0.001, and 5,000,000 preferred shares, par value $0.001 (of which 1,250,000 have been designated as Series A and 1,500,000 as Series B).

4.	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

150,000,000 common shares, par value $0.001, and 5,000,000 preferred shares, par value $0.001.

5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One share to be issued for each 100 shares of common stock outstanding.

6.	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional shares shall be rounded up to the nearest whole share.

7.	Effective date and time of filing (optional):	Date: Time:
(must not be later than 90 days after the certificate is filed)

8.	Signature: (required)

X /s/ Glynn Wilson
Signature of Officer	Title: President

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20140118418-40 Filing Date and Time 02/18/2014 4:22 PM

Certificate of Designation For

Nevada Profit Corporations

(Pursuant to NRS 78.1955)

1.	Name of corporation:

TapImmune Inc.

2.	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Please see the attached Certificate of Designation for the Series B Convertible Preferred Stock.

3.	Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

4.	Signature: (required)

X /s/ Glynn Wilson
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

CERTIFICATE OF DESIGNATION

OF

TapImmune Inc.

Pursuant to Section 78.1955 of the

Nevada Revised Statutes

SERIES B CONVERTIBLE PREFERRED STOCK

The following resolution has been duly adopted by the board of directors of the Corporation (the "Board"):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation"), there hereby is created, out of the five million (5,000,000) shares of preferred stock, par value $0.001 per share, of the Corporation authorized by Article III of the Articles of Incorporation ("Preferred Stock"), a series of Series B Convertible Preferred Stock, consisting of one million, five hundred thousand (1,500,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

The specific powers, preferences, rights and limitations of the Series B Convertible Preferred Stock are as follows:

1.            Designation; Rank. This series of Preferred Stock shall be designated and known as "Series B Convertible Preferred Stock." The number of shares constituting the Series B Convertible Preferred Stock shall be one million, five hundred thousand (1,500,000) shares. Except as otherwise provided herein, the Series B Convertible Preferred Stock shall, with respect to rights on liquidation, winding up and dissolution, rank pari passu to (i) the common stock, par value $0.001 per share (the "Common Stock") and (ii) the Series A Convertible Preferred Stock, par value $0.001 per share.

2.           Dividends. The holders of shares of Series B Convertible Preferred Stock have no dividend rights except as may be declared by the Board in its sole and absolute discretion, out of funds legally available for that purpose.

3.           Liquidation Preference.

(a)         In the event of any dissolution, liquidation or winding up of the Corporation (a "Liquidation"), whether voluntary or involuntary, the Holders of Series B Convertible Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on a seven (7) to one basis per share with the holders of the Common Stock and a one and four tenths (1.4) to one basis with the holders of the Series A Convertible Preferred Stock.

(b)         A sale of all or substantially all of the Corporation's assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation (a "Change in Control Event"), shall not be deemed to be a Liquidation for purposes of this Designation.

4.           Voting. The holders of Series B Convertible Preferred Stock shall have the right to cast one thousand (1,000) votes for each share held of record on all matters submitted to a vote of holders of the Corporation's common stock, including the election of directors, and all other matters as required by law. This right is equal to that of the Series A Convertible Preferred Stock There is no right to cumulative voting in the election of directors. The holders of Series B Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stock holders of the Corporation except to the extent that voting as a separate class or series is required by law.

5.           Conversion of Series B Convertible Preferred Stock.

(a)         Automatic conversion. Upon the occurrence of a reverse stock split of the Corporation's common stock in which every 100 shares of the Corporation's common stock outstanding at the time that this certificate of designation was filed with the Secretary of State of Nevada is exchanged for one share of the Corporation's common stock, each share of Series B Convertible Preferred Stock shall automatically convert into seven (7) shares of the Corporation's common stock (such number to be after the aforementioned 100:1 reverse stock split), subject to adjustment as provided in this Section.

(b)         No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Convertible Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Corporation shall issue a number of shares to such Holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any Holder of Series B Convertible Preferred Stock by the Corporation upon conversion of Series B Preferred Convertible Stock by such Holder.

(c)         Stock Dividends, Splits, Combinations and Reclassifications. If the Corporation shall (i) declare a dividend or other distribution payable in securities, (ii) split its outstanding shares of Common Stock into a larger number, (iii) combine its outstanding shares of Common Stock into a smaller number (other than the 100:1 reverse stock split referred to in Section 5(a)), or (iv) increase or decrease the number of shares of its capital stock in a reclassification of the Common Stock including any such reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the continuing entity (any such corporate event, an "Event"), then in each instance the Conversion Rate shall be adjusted such that the number of shares issued upon conversion of one share of Series B Convertible Preferred Stock will equal the number of shares of Common Stock that would otherwise be issued but for such Event.

(d)         Issue Taxes. The converting Holder shall pay any and all issue and other non-income taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Convertible Preferred Stock

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20140123643-86 Filing Date and Time 02/20/2014 1:03 PM

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation:

TapImmune Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

3.	The number of authorized shares is 500,000,000 shares of common stock and 5,000,000 shares of preferred stock (the terms of which are to be determined at the sole discretion of the Board of Directors), each class with a par value of $0.001

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 278,685,000 of 428,685,000 (65%)

4.	Effective date and time of filing: (optional)	Date: Time:
(must not be later than 90 days after the certificate if filed)

5.	Signature: (required)

X /s/ Glynn Wilson
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20160405751-11 Filing Date and Time 09/13/2016 2:00 PM

Certificate of Change filed Pursuant to NRS 78.209

For Nevada Profit Corporations

1.	Name of corporation:

TapImmune Inc.

2.	The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 authorized shares of Common Stock, par value $0.01 per share.

5,000,000 authorized shares of Preferred Stock, par value $0.001 per share.

4.	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

41,666,667 authorized shares of Common Stock, par value $0.001 per share.

5,000,000 authorized shares of Preferred Stock, par value $0.001 per share.

5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of Common Stock will be issued in exchange for every twelve (12) shares of issued and outstanding Common Stock.

6.	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

All fractional shares of Common Stock will be rounded up to the nearest whole share.

7.	Effective date and time of filing (optional)	Date: September 16, 2016 Time
(must not be later than 90 days after the certificate is filed)

8.	Signature: (required)

X /s/ Glynn Wilson	Chairman and Chief Executive Officer
Signature of Officer	Title

IMPORTANT: Failure to include any of the above information and submit with he proper fees may cause this filing to be rejected.